UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No.__)

Check the appropriate box:

☒  Preliminary Information Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

CLEARVIEW ACQUISITIONS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required.

☐  Fee computed on table below per Exchange Act Rules 14c-5(g)

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

CLEARVIEW ACQUISITIONS, INC.
1848 Commercial Street
San Diego, California 92113
(619) 501-3932

March 16, 2009

Dear Stockholders:

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of Clearview Acquisitions, Inc., a Nevada corporation (the “Company”), as of the close of business on the record date, March 13, 2009. The purpose of the Information Statement is to notify our shareholders that on March 11, 2009, the Company received a written consent in lieu of a meeting of stockholders (the “Written Consent”) from the holder of 20,546,083 shares of the issued and outstanding shares of our Common Stock (representing 80.00%). The Written Consent adopted the following resolutions, which authorized the Company to amend the Company’s Articles of Incorporation for the purpose of changing the name of the Company from “Clearview Acquisitions, Inc.” to “Helix Wind, Corp.”

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority stockholder of the Company. The resolutions will become effective twenty calendar days after this Information Statement is first mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the holder of at least a majority of the outstanding shares of all voting stock of the Company.  Because shareholders holding at least a majority of the voting rights of our outstanding common stock have voted in favor of the foregoing action and have sufficient voting power to approve such actions through their ownership of common stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stocks.

This Information Statement is being mailed on or about April ____, 2009 to stockholders of record on March 13, 2009.

Sincerely,

/s/ Ian Gardner
Ian Gardner
Chief Executive Officer

CLEARVIEW ACQUISITIONS, INC.
1848 Commercial Street
San Diego, California 92113
_____________________

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER
_____________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of Clearview Acquisitions, Inc., a Nevada corporation (the “Company”), as of the close of business on the record date, March 13, 2009. The purpose of the Information Statement is to notify our stockholders that on March 11, 2009 the Company received a written consent in lieu of a meeting of stockholders (the “Written Consent”) from the holder of 20,546,083 shares (representing 80.00%) of the issued and outstanding shares of our Common Stock. The Written Consent adopted the following resolutions, which authorized the Company to amend the Company’s Articles of Incorporation for the purpose of changing the name of the Company from “Clearview Acquisitions, Inc.” to “Helix Wind, Corp.”

The resolutions will become effective twenty (20) calendar days after this Information Statement is first mailed to our stockholders.

Because a shareholder holding at least a majority of the voting rights of our outstanding common stock has voted in favor of the foregoing resolutions, and has sufficient voting power to approve such actions through her ownership of common stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these resolutions and proxies are not requested from stockholders.

In accordance with our bylaws, our board of directors has fixed the close of business on March 13, 2009 as the record date for determining the stockholders entitled to notice of the above noted actions. This Information Statement is being mailed on or about April _, 2009 to stockholders of record on the record date.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to amend the current Articles of Incorporation of the Company under the Nevada Revised Statutes (“NRS”) Section 78.390 (the “Name Change”) require the affirmative vote of the holders of a majority of the voting power of the Company. Accordingly, the holders of a majority of the voting power of the Company must approve the Name Change.  In addition, NRS 78.320 provides in substance that shareholders may take action without a meeting of the shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting. This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

The Company has no class of voting stock outstanding other than the Common Stock. There are currently 25,681,094 shares of Common Stock outstanding, and each share of Common Stock is entitled to one vote. Accordingly, the vote or written consent of the shareholders holding at least 12,840,547 shares of the Common Stock issued and outstanding is necessary to approve the filing of the Certificate of Amendment. In accordance with our bylaws, our board of directors has fixed the close of business on March 13, 2009 as the record date for determining the shareholders entitled to vote or give written consent.

On March 11, 2009, shareholders holding 20,546,083 (representing 80.00%) of the issued and outstanding shares of Common Stock, executed and delivered to the Company the Written Consent. Accordingly, in compliance with the NRS, at least a majority of the outstanding shares has approved the Name Change. As a result, no vote or proxy is required by the stockholders to approve the adoption of the resolution for the Name Change.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), the Articles of Amendment may not be filed with the Nevada Secretary of State until twenty (20) calendar days after this Information Statement is first mailed to our stockholders. As mentioned earlier the Name Change will become effective upon the filing of the Articles of Amendment with the Secretary of State of the State of Nevada, which is anticipated to be on or about April _____, 2009, twenty days after the mailing of this Information Statement.

PURPOSES AND EFFECT OF THE CHANGES

The Name Change

Our Board of Directors believes that by changing our corporate name to Helix Wind, Corp. will more accurately reflect our business focus.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of March 13, 2009, the number of shares of Common Stock beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

NAME OF OWNER	TITLE OF CLASS	NUMBER OF SHARES OWNED(1)	PERCENTAGE OF COMMON STOCK(2)
Ian Gardner	Common Stock	10,063,978(3)	36.0%

Kevin Claudio	Common Stock	0	0%

Scott Weinbrandt	Common Stock	3,410,963(4)	11.8%

All Officers and Directors as a Group (3 persons)	Common Stock	13,474,941	47.8%

Kabir M. Kadre(5)	Common Stock	4,586,846	17.5%
c/o Alia Kadre 1904 39th Street San Diego CA 92105

Ken Morgan(6)	Common Stock	7,938,588	30.8%
c/o Bill Eigner, Esq. 530 B Street, 21st Floor San Diego, CA 92101

Quercus Trust(7)	Common Stock	2,312,892	8.3%
2309 Santiago Drive Newport Beach, CA

(1)
Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible debt and are exercisable or convertible within 60 days of March 13, 2009 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.  Unless otherwise indicated, the business address of each such person is c/o Clearview Acquisitions, Inc., 1848 Commercial Street, San Diego, California 92113

(2)
Each percentage is based upon the total number of shares outstanding at March 13, 2009, 25,681,094, and the total number of shares beneficially owned and held by each individual at March 13, 2009, plus the number of shares that such name shareholder has the right to acquire within 60 days of March 13, 2009.

(3)
Includes 7,820,662 held by the Fidelis Charitable Remainder Trust, of which Mr. Gardner is a Co-Trustee and has shared voting and shared investment power; 145,536 shares that may be acquired through exercise of warrants; 145,536 shares that may be acquired through the conversion of convertible debt; and 1,952,244 shares that may be acquired through exercise of stock options.

(4)	Includes 205,463 shares as to which Mr. Weinbrandt has sole voting and investment power; and 3,205,500 shares that may be acquired through exercise of stock options.

(5)
Includes 4,010,596 held by the Kabir M. Kadre Trust UTD December 18, 2006 as to which Mr. Kadre has sole voting and investment power; 288,125 shares that may be acquired through exercise of warrants; and 288,125 shares that may be acquired through the conversion of convertible debt.

(6)
Includes 7,820,662 shares as to which Mr. Morgan has sole voting and investment power; 58,963 shares that may be acquired through exercise of warrants; and 58,963 shares that may be acquired through the conversion of convertible debt.

(7)
Includes 1,156,446 shares that may be acquired through exercise of warrants, and 1,156,446 shares that may be acquired through the conversion of convertible debt, all of to which Quercus Trust has sole voting and investment power.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, since the date of incorporation of the Company, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect us:

-	any of our directors or officers;

-	any person proposed as a nominee for election as a director;

-	any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or

-	any relative or spouse of any of the foregoing persons who has the same house as such person.

INTEREST OF CERTAIN PERSONS IN OR IN
OPPOSITION TO MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Articles of Amendment which is not shared by all other stockholders.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE ARTICLES OF AMENDMENT, PLEASE CONTACT:

Clearview Acquisitions, Inc.
1848 Commercial Street
San Diego, California 92113
(619) 501-3932

By Order of the Board of Directors,

/s/ Ian Gardner
Ian Gardner
Chief Executive Officer

AMENDMENT TO ARTICLES OF INCORPORATION
OF
CLEARVIEW ACQUISITIONS, INC.

Clearview Acquisitions, Inc., a corporation organized and existing under the laws of the State of Nevada, hereby certifies as follows:

1.
The name of the corporation is Clearview Acquisitions, Inc. and the name under which the Corporation was originally incorporated is Terrapin Enterprises, Inc. then changed to Black Sea Oil, Inc. on December 6, 2006 then to Clearview Acquisitions, Inc. on November 14, 2008.  The date of filing of its original Articles of Incorporation with the Secretary of State was January 10, 2006.

2.	This Amended Articles of Incorporation amends the provisions of the Articles of Incorporation of this corporation in full.

3.	The text of the Articles of Incorporation as amended and heretofore is hereby amended to read as herein set forth in full:

ARTICLES OF INCORPORATION

OF

CLEARVIEW ACQUISITIONS, INC.

1. Name of Corporation: Helix Wind, Corp.

4.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in a case of a vote of classes or series or may be required by the provisions of the articles of incorporation in favor of the amendment is 80.00%.

By:
Name:	Ian Gardner
Title:	Chief Executive Officer